UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2010
EATON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton Center Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)
(216) 523-5000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) In its proxy statement dated March 19, 2010, Eaton Corporation (the “Company”) reported that John R. Miller, a director since 1985, and Victor A. Pelson, a director since 1994, having attained normal retirement age, would resign as directors of the Company at the conclusion of the 2010 Annual Meeting of Shareholders to be held on April 28, 2010. Messrs. Miller and Pelson did retire from the Company’s Board of Directors (the “Board”) on April 28, 2010. There were no disagreements between the Company and the retiring directors in connection with their retirements. Following the Annual Meeting, the Board of Directors consisted of eleven members.
(e) At its meeting held on April 28, 2010, upon the recommendation of the Board’s Compensation & Organization Committee, the Board approved amendments to the Company’s 2009 Stock Plan (the “Plan”) in order (i) to specify minimum vesting and performance periods for stock options and other awards under the Plan and (ii) to impose limits with respect to the waiver of vesting and restriction periods applicable to stock options, restricted shares, restricted share units and other share-based and non-share-based awards. A copy of the amended and restated Plan, marked to show the changes, is filed as Exhibit 10.1 to this report, and a copy of the amended and restated Plan, without the changes marked, is filed as Exhibit 10.2 to this report.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     At the Annual Meeting of Shareholders of the Company held on April 28, 2010, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2010 Annual Meeting of Shareholders. Each of the items was approved by the shareholders pursuant to the voting results set forth below.
Item 1 — Election of Five Directors.
The following individual was elected as a director, based on the voting results shown below, to serve until the 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

Director	For	Against	Withheld
Todd M. Bluedorn	132,060,295	4,827,148	471,262
Each of the following individuals was elected as a director based on the voting results shown below, to serve until the 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

Director	For	Against	Withheld
Christopher M. Connor	112,808,202	23,796,724	753,779
Michael J. Critelli	131,428,872	5,445,505	484,328
Charles E. Golden	135,657,905	1,231,192	469,608
Ernie Green	134,764,231	2,109,558	484,916
Item 2 — Ratification of the Appointment of Ernst & Young LLP as Company’s Independent Auditor for Fiscal Year 2010.
The voting results for the ratification of the appointment of Ernst & Young LLP as the independent auditor for the Company for fiscal year 2010 were as follows:

For	Against	Withheld
145,004,203	2,497,689	531,406

Item 9.01. Financial Statements and Exhibits.

Number	Exhibit

10.1	2009 Stock Plan (Amended and Restated effective April 28, 2010) (Marked Copy)

10.2	2009 Stock Plan (Amended and Restated effective April 28, 2010)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION
Date: May 3, 2010	/s/ R. H. Fearon
R. H. Fearon
Vice Chairman and Chief Financial and Planning Officer